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                             The Thaxton Group, Inc.
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
Thaxton Operating Company                                    Thaxton Investment Corporation
      TICO Credit Company, Inc. (SC)                               Modern Finance Company, Inc. (OH)
       D/b/a TICO Credit Company                                   D/b/a TICO Credit Company
      TICO Premium Finance Company, Inc. (SC)                      Modern Financial Services, Inc.
      Thaxton Commercial Lending, Inc. (SC)                        D/b/a TICO Financial Services
      Paragon, Inc. (SC)                                           Peoples Motor Co. (Ohio)
       D/b/a Paragon Lending, Inc.                                 TICO Credit Company (MS)
       D/b/a Paragon Lending                                             Fitch Insurance Agency, Inc. (MS)
       D/b/a Paragon, Inc. (South Carolina)                              Fitch National Reinsurance, Ltd. (Turks and Caicos)
      TICO Reinsurance Ltd. (Turks and Caicos)                      TICO Credit Company (TN)
      Eagle Premium Finance Co., Inc. (VA)                          TICO Credit Company (DE)
       D/b/a TICO Premium Finance Company                           Southern Management Corporation (SC)
      CFT Financial Corp. (NC)                                            Southern Finance of Tennessee, Inc. (TN)
      TICO Credit Company of North Carolina, Inc. (NC)                     D/b/a Covington Credit
       D/b/a TICO Credit Company                                          SoCo Reinsurance, Ltd. (Turks and Caicos)
      TICO Credit Company of Tennessee, Inc. (TN)                         Covington Credit of Texas, Inc. (TX)
       D/b/a TICO Credit Company                                            D/b/a Southern Finance
      TICO Credit Company of Alabama, Inc.                                 Covington Credit of Louisiana, Inc. (LA)
       D/b/a  TICO Credit Company                                           D/b/a Covington Credit
      TICO Credit Company of Georgia, Inc.                                 Covington Credit, Inc. (OK)
      D/b/a TICO Credit Company                                             D/b/a Covington Credit
      Thaxton Insurance Group, Inc. (SC)                                  Southern Financial Management, Inc. (SC)
       D/b/a Thaxton Insurance Group                                      Covington Credit of Georgia, Inc. (GA)
                                                                             D/b/a Southern Finance Company
                                                                          Southern Finance of South Carolina, Inc. (SC)
                                                                              D/b/a  Southern Finance Company
                                                                              D/b/a  Southern Finance Company of Charleston
                                                                              D/b/a  Southern Finance Company of Columbia
                                                                              D/b/a  Southern Finance Company of Orangeburg
                                                                              D/b/a  Southern Finance Company of Sumter
                                                                              D/b/a  Southern Finance Company of Georgetown
                                                                              D/b/a  Southern Finance Company of Spartanburg
                                                                              D/b/a  Southern Finance Company of Abbeville
                                                                              D/b/a  Covington Credit of South Carolina
                                                                              D/b/a  SoCo Finance Company
                                                                              D/b/a  Southern Finance Co.
                                                                              Quick Credit Corporation, Inc. (SC)



Revised as of 11/2/00 10:49 AM
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